                              LETTER OF TRANSMITTAL


                        Offer For Any and All Outstanding
                    8-1/4% Senior Subordinated Notes Due 2008
                                 in Exchange for
                    8-1/4% Senior Subordinated Notes Due 2008
     Which Have Been Registered Under the Securities Act of 1933, as amended
                 Pursuant to the Prospectus dated May ___, 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE ____, 1998, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  The Exchange Agent For The Exchange Offer Is:
                              The Bank Of New York

    By Hand or Overnight Delivery:                  Facsimile Transmissions:                 By Registered or Certified Mail:
                                                 (Eligible Institutions Only)
         The Bank of New York                                                                      The Bank of New York
          101 Barclay Street                                                                      101 Barclay Street, 7E
    Corporate Trust Services Window               To Confirm by Telephone or                     New York, New York 10286
             Ground Level                           for Information Call:                 Attention: Reorganization Section,
  Attention: Reorganization Section,



         Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

         The undersigned acknowledges that he or she has received the Prospectus, dated May ___, 1998 (the "Prospectus"), of Lenfest Communications, Inc., a Delaware corporation ("the Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount up to $150,000,000 of the Company's 8-1/4% Senior Subordinated Notes due February 15, 2008, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Senior Subordinated Exchange Notes") for a like principal amount of the Company's issued and outstanding 8-1/4% Senior Subordinated Notes due 2008 (the "Old Senior Subordinated Notes") from the holders thereof.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Senior Subordinated Notes either if Old Senior Subordinated Notes are to be forwarded herewith or if tenders of Old Senior Subordinated Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering Old Notes" in the Prospectus.

         Holders of Old Senior Subordinated Notes whose certificates (the "Certificates") for such Old Senior Subordinated Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Senior Subordinated Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Senior Subordinated Notes" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OLD SENIOR SUBORDINATED NOTES    1                     2                       3
---------------------------------------------------------------------------------------------------------------------
                                                                      Aggregate Principal
   Name(s) and Address(es) of Registered                              Amount of Old Senior    Principal Amount of
            Registered Holder(s):              Certificate            Subordinated Notes      Old Senior
         (Please fill in, if blank)            Number(s)*                                     Subordinated Notes







---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              Total
---------------------------------------------------------------------------------------------------------------------

*    Need not be completed if Old Senior Subordinated Notes are being tendered by book-entry holders.
**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior
     Subordinated Notes represented by the Old Senior Subordinated Notes listed in column 2.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
         FOLLOWING:

         Name of Tendering Institution ________________________________________

         Account Number _______________________________________________________

         Transaction Code Number ______________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)__________________________________________

         Window Ticket Number (if any)_________________________________________

         Date of Execution of Notice of Guaranteed Delivery ___________________

         Name of Institution which Guaranteed Delivery ________________________

                  If Guaranteed Delivery is to be made By Book-Entry Transfer:

         Name of Tendering Institution ________________________________________

         Account Number _______________________________________________________

         Transaction Code Number ______________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD SENIOR SUBORDINATED NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SENIOR SUBORDINATED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address: ______________________________________________________________________

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of the Old Senior Subordinated Notes in exchange for a like aggregate principal amount of the Senior Subordinated Exchange Notes which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated May ____, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Senior Subordinated Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Senior Subordinated Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Senior Subordinated Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Senior Subordinated Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Senior Subordinated Exchange Notes to be issued in exchange for such Old Senior Subordinated Notes, (ii) present Certificates for such Old Senior Subordinated Notes for transfer, and to transfer the Old Senior Subordinated Notes on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Senior Subordinated Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SENIOR SUBORDINATED NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SENIOR SUBORDINATED NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SENIOR SUBORDINATED NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS

AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Senior Subordinated Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Senior Subordinated Notes. The Certificate number(s) and the Old Senior Subordinated Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Senior Subordinated Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Senior Subordinated Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or nontendered Old Senior Subordinated Notes will be returned (or, in the case of Old Senior Subordinated Notes tendered by book-entry transfer, such Old Senior Subordinated Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Senior Subordinated Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instruction, attached hereto will, upon the Company's acceptance for exchange of such tendered Old Senior Subordinated Notes, constitute a binding agreement between the undersigned, and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Senior Subordinated Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Senior Subordinated Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Senior Subordinated Notes, that such Senior Subordinated Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Senior Subordinated Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Senior Subordinated Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Senior Subordinated Exchange Notes to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD SENIOR SUBORDINATED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY SENIOR SUBORDINATED EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SENIOR SUBORDINATED EXCHANGE

NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH SENIOR SUBORDINATED EXCHANGE NOTES. BY TENDERING OLD SENIOR SUBORDINATED NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD SENIOR SUBORDINATED NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD SENIOR SUBORDINATED NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD SENIOR SUBORDINATED NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH SENIOR SUBORDINATED EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         AND THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF SENIOR SUBORDINATED EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OLD SENIOR SUBORDINATED NOTES, WHERE SUCH OLD SENIOR SUBORDINATED NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH SENIOR SUBORDINATED EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD SENIOR SUBORDINATED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD SENIOR SUBORDINATED NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR

INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF SENIOR SUBORDINATED EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE SENIOR SUBORDINATED EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE SENIOR SUBORDINATED EXCHANGE NOTES. THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF SENIOR SUBORDINATED EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE SENIOR SUBORDINATED EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF SENIOR SUBORDINATED EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Old Senior Subordinated Notes whose Old Senior Subordinated Notes are accepted for exchange will not receive accrued interest on such Old Senior Subordinated Notes for any period from and after the last Interest Payment Date to which interest has been paid or duty provided for on such Old Senior Subordinated Notes prior to the original issue date of the Senior Subordinated Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Senior Subordinated Notes, and the undersigned waives the right to receive any interest on such Old Senior Subordinated Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after ____________________, 1998.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Subordinated Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR SUBORDINATED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR SUBORDINATED NOTES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ATTACHED HERETO)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Senior Subordinated Notes hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Senior Subordinated Notes to comply with the restrictions on transfer applicable to the Old Senior Subordinated Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

________________________________________________________________________________

________________________________________________________________________________


                                            (SIGNATURE(S) OF HOLDER(S))

Date: ______________________________, 199__

Name(s) ________________________________________________________________________

        ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________


________________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)







________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

Date: _____________________, 199__

Name of Firm ___________________________________________________________________

         Capacity (full title) _________________________________________________
                                                  (PLEASE PRINT)


Address ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Senior Subordinated Exchange Notes or Old Senior Subordinated Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Senior Subordinated Notes whose name(s) appear(s) above.

Issue

[ ]      Old Senior Subordinated Notes not tendered to:
[ ]      Senior Subordinated Exchange Notes, to:

Name(s) ________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and
Telephone Number _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Senior Subordinated Exchange Notes or Old Senior Subordinated Notes not tendered are to be sent to someone other than the registered holder of the Old Senior Subordinated Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ]      Old Senior Subordinated Notes not tendered to:
[ ]      Senior Subordinated Exchange Notes, to:

Name(s) ________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                                 (INCLUDE CODE)

Area Code and
Telephone Number _______________________________________________________________


                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Senior Subordinated Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         Holders who wish to tender their Old Senior Subordinated Notes and (i) whose Old Senior Subordinated Notes are not immediately available or (ii) who cannot deliver their Old Senior Subordinated Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Senior Subordinated Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and
(iii) the Certificates (or a book-entry confirmation (as described in the Prospectus)) representing all tendered Old Senior Subordinated Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Senior Subordinated Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Trust as the owner of the Old Senior Subordinated Notes) of Old Senior Subordinated Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Old Senior Subordinated Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signatures on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Senior Subordinated Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Senior Subordinated Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Senior Subordinated Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Senior Subordinated Notes to be withdrawn, the aggregate principal amount of Old Senior Subordinated Notes to be withdrawn, and (if Certificates for Old Senior Subordinated Notes have been tendered) the name of the registered holder of the Old Senior Subordinated Notes as set forth on the Certificate for the Old Senior Subordinated Notes, if different from that of the person who tendered such Old Senior Subordinated Notes. If Certificates for the Old Senior Subordinated Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Senior Subordinated Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Senior Subordinated Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Senior Subordinated Notes tendered for the account of an Eligible Institution. If Old Senior Subordinated Notes have been tendered pursuant to the procedures for book entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Senior Subordinated Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Senior Subordinated Notes may not be rescinded. Old Senior Subordinated Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Orion and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. None of the Company, the Trust, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Senior Subordinated Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Subordinated Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Senior Subordinated Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Senior Subordinated Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Senior Subordinated Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Senior Subordinated Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Senior Subordinated Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Orion, the Trust or the Trustee for the Old Senior Subordinated Notes may require in accordance with the restrictions on transfer applicable to the Old Senior Subordinated Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Senior Subordinated Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Senior Subordinated Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Senior Subordinated Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Senior Subordinated Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders it determines not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Senior Subordinated Notes of any particular holder, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Senior Subordinated Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Senior Subordinated Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Senior Subordinated Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Senior Subordinated Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Senior Subordinated Notes. If the Old Senior Subordinated Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Subordinated Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Senior Subordinated Notes for exchanges.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Subordinated Notes nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Senior Subordinated Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Old Senior Subordinated Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Senior Subordinated Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior Subordinated Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Subordinated Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND
         ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE
                   AGENT ON OR PRIOR TO THE EXPIRATION DATE.
                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (See Instruction 9)

                                        PAYER'S NAME: THE BANK OF NEW YORK

-------------------------------------------------------------------------------------------------------------------
                                        Part 1 - PLEASE PROVIDE YOUR TIN ON    TIN:____________________
                                        THE LINE AT THE RIGHT AND CERTIFY BY       Social Security Number or
                                        SIGNING AND DATING BELOW                   Employer Identification
                                                                                   Number
                                        -----------------------------------------------------------------------------
                                        Part 2 - TIN Applied for [ ]

                                        -----------------------------------------------------------------------------
SUBSTITUTE                              CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                                (1)  the number shown on this form is my correct taxpayer identification
Department of the Treasury              number (or I am waiting for a number to be issued to me).
Internal Revenue Service

Payor's Request for Taxpayer            (2)  I am not subject to backup withholding either because (i) I am exempt
Identification Number ("TIN")           Payor's Request for Taxpayer from backup withholding, (ii) I have not been
and Certification                       notified by the Internal Identification Number ("TIN") and Revenue Service
                                        ("IRS") that I am subject to backup withholding as a result Certification of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                                        (3) any other information provided on
                                        this form is true and correct.

                                        Signature ________________________________ Date _____________, 1998

---------------------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
IRS that you are no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Senior Subordinated Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature _________________________________ Date ______________________, 1998

--------------------------------------------------------------------------------